UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 26, 2018

THE WILLIAMS COMPANIES, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	1-4174	73-0569878
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Williams Center, Tulsa, Oklahoma		74172
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (918) 573-2000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

WILLIAMS PARTNERS L.P.

(Exact name of registrant as specified in its charter)

Delaware	1-34831	20-2485124
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Williams Center, Tulsa, Oklahoma	74172
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (918) 573-2000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

As previously disclosed in a Current Report on Form 8-K filed July 7, 2017, pursuant to the Membership Interest Purchase Agreement dated July 6, 2017 among Williams Partners L.P. (the “Partnership”), Williams Field Services Group, LLC, an indirect wholly owned subsidiary of the Partnership (“Williams FSG”), Williams Olefins, L.L.C., a wholly owned subsidiary of Williams FSG (the “Company”), NOVA Chemicals Inc. (“Nova”), and NOVA Chemicals Corporation, the Partnership completed the previously announced sale by Williams FSG of 100% of the issued and outstanding membership interests of the Company to Nova for $2.1 billion, subject to a working capital adjustment (the “Transaction”).

The pro forma financial statements required by Items 2.01 and 9.01 of Form 8-K in connection with the Transaction were previously filed with the SEC on July 7, 2017. This report is being filed to provide additional unaudited pro forma financial information reflecting the Transaction for the year ended December 31, 2017.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Unaudited Pro Forma Condensed Statement of Operations of Williams Partners L.P. for the year ended December 31, 2017 and Notes thereto.

99.2	Unaudited Pro Forma Condensed Statement of Income of The Williams Companies, Inc. for the year ended December 31, 2017 and Notes thereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE WILLIAMS COMPANIES, INC.

By:	/s/ Robert E. Riley, Jr.
Robert E. Riley, Jr.
Assistant Corporate Secretary

WILLIAMS PARTNERS L.P.

By:	WPZ GP LLC,
its General Partner

By:	/s/ Robert E. Riley, Jr.
Robert E. Riley, Jr.
Assistant Secretary

DATED: February 26, 2018